Game Your Game Acquisition	12 Months Ended
Dec. 31, 2022
Business Combination and Asset Acquisition [Abstract]
Game Your Game Acquisition	Game Your Game Acquisition
On April 9, 2021, the Company acquired Game Your Game, and its wholly owned subsidiary Active Mind to further the Company's strategy to reach the end customer with apps in the growing sports analytics space. In exchange for a purchase price of $3.1 million the Company acquired 522,000 shares of the Company's common stock from Game Your Game, which represent 55.4% of the outstanding shares of Common Stock of Game Your Game. The goodwill of $0.5 million arising from the acquisition consists of an acquired workforce, as well as synergies and economies of scale expected from combined operations of Inpixon and Game Your Game.

The following table represents the purchase price (in thousands).

Cash	$1,667
Stock (15,721 number of common stock shares)	1,403
Total Purchase Price	$3,070

The acquisition is being accounted for as a business combination in accordance with ASC 805 Business Combinations. The Company has determined the fair values of the assets acquired and liabilities assumed in the acquisition.

In connection with the acquisition, the Company recorded a non-controlling interest for the 44.6% ownership from unrelated third parties. The non-controlling interest was recorded at fair value on the closing date of the Acquisition. Future net income (loss) attributable to the non-controlling interest will be allocated based on its respective ownership. The Company has made an allocation of the purchase price of the acquisition to the assets acquired and the liabilities assumed as of the purchase date.

The following table summarizes the purchase price allocations relating to the Acquisition (in thousands):

Fair Value Allocation
Assets acquired:
Cash and cash equivalents	$1,851
Accounts receivable	36
Inventory	144
Other current assets	37
Property and equipment	105
Other assets	4
Tradename	628
Proprietary technology	2,824
Customer relationship	847
Goodwill	459
Total assets acquired	$6,935

Liabilities assumed:
Accounts payable	$957
Accrued expenses and other liabilities	436
Total liabilities assumed	1,393
Estimated fair value of net assets acquired:	$5,542
Less: Non Controlling Interest	(2,472)
Estimated fair value of net assets acquired attributable to the Company	$3,070

The value of the intangibles and goodwill were calculated by a third party valuation firm based on projections and financial data provided by management of the Company. The goodwill represents the excess fair value after the allocation to the intangibles. The calculated goodwill is not tax deductible for tax purposes.
Total acquisition-related costs for the Acquisition incurred during the period ended December 31, 2021 ended was $0.3 million and is included in acquisition-related costs in the Purchaser’s Statements of Operations. The below table details the acquisition-related costs for the Acquisition (in thousands):

Professional fees	$158
Consulting fees	150
Total acquisition costs	$308